Intangible assets	12 Months Ended
Sep. 30, 2022
Intangible assets
Intangible assets

INTANGIBLE ASSETS, PROVISIONS, COMMITMENTS AND CONTINGENCIES

Note 25. Intangible assets

Accounting policy

Indefinite life intangible assets
Goodwill
Goodwill acquired in a business combination is initially measured at cost, generally being the excess of:
(i) the consideration paid; over
(ii) the net fair value of the identifiable assets, liabilities and contingent liabilities acquired.

Subsequently, goodwill is not amortised but rather tested for impairment. Impairment is tested at least annually or whenever there is an indication of impairment. An impairment charge is recognised when a cash generating unit’s (CGU) carrying value exceeds its recoverable amount. Recoverable amount means the higher of the CGU’s fair value less costs to sell and its value-in-use.

The Group’s CGUs represent the smallest identifiable group of assets that generate cash inflows that are largely independent of the cash inflows from other assets or groups of assets. They reflect the level at which the Group monitors and manages its operations.

Brand names

Brand names acquired in a business combination including St.George, BT, BankSA and RAMS, are recognised at cost. Subsequently brand names are not amortised but tested for impairment at least annually or whenever there is an indication of impairment.

Finite life intangible assets
Finite life intangibles, such as computer software, are recognised initially at cost and subsequently at amortised cost less any impairment.
Intangible	Useful life	Depreciation method
Goodwill	Indefinite	Not applicable
Brand names	Indefinite	Not applicable
Computer software	3 to 10 years	Straight-line or the diminishing balance method (using the Sum of the Years Digits)
Critical accounting assumptions and estimates

Judgement is required in determining the fair value of assets and liabilities acquired in a business combination. A different assessment of fair values would have resulted in a different goodwill balance and different post-acquisition performance of the acquired entity.

When assessing impairment of intangible assets, significant judgement is needed to determine the appropriate cash flows and discount rates to be applied to the calculations. The significant assumptions applied to the value-in-use calculations are outlined below.

For assets other than goodwill, management also assess whether there is any indication that an impairment loss recognised in prior periods may no longer exist or may have decreased. If any such indication exists, the recoverable amount of the asset is estimated.

Note 25. Intangible assets (continued)

	Consolidated		Parent Entity
$m	2022	2021	2022	2021
Goodwill
Balance as at beginning of year	7,599	8,397	6,241	6,728
Additions[1]	12	-	12	-
Disposals (refer to Note 36)	-	(243)	-	-
Impairment	(122)	(571)	-	(487)
Balances transferred to assets held for sale (refer to Note 38)	(55)	-	-	-
Other adjustments	(41)	16	-	-
Balance as at end of year	7,393	7,599	6,253	6,241
Computer software
Balance as at beginning of year	1,840	2,430	1,653	2,266
Additions	1,101	740	940	638
Impairment	(110)	(485)	(99)	(475)
Amortisation	(545)	(755)	(502)	(696)
Other adjustments	(22)	(90)	-	(80)
Balance as at end of year	2,264	1,840	1,992	1,653
Cost	8,068	7,770	6,945	6,681
Accumulated amortisation and impairment	(5,804)	(5,930)	(4,953)	(5,028)
Carrying amount	2,264	1,840	1,992	1,653
Brand names	670	670	636	636
Total intangible assets	10,327	10,109	8,881	8,530
Goodwill has been allocated to the following CGUs:
Consumer[2]	4,829	3,359	4,484	3,144
Business[2]	1,812	3,205	1,709	3,022
New Zealand	463	504	-	-
Specialist Businesses[3]	289	531	60	75
Total goodwill	7,393	7,599	6,253	6,241

1.	Related to the acquisition of MoneyBrilliant Pty Ltd.
2.

Goodwill of $1,393 million ($1,313 million for Parent Entity) has been reallocated from Business to Consumer. Mortgages that were previously included in the Business segment are now included in the mortgages line of business which forms part of the Consumer segment.

3.

The Specialist Businesses segment comprises individual CGUs (Superannuation, Platforms, Investments) to which goodwill has been allocated. The carrying amount of goodwill allocated to these individual CGUs is not significant compared to total Group goodwill.

In addition, brand names of $670 million for the Group have been allocated as $382 million to Consumer, $286 million to Business and $2 million to Specialist Businesses as at 30 September 2022 and 30 September 2021. Brand names of $636 million for the Parent Entity have been allocated as $350 million to Consumer and $286 million to Business as at 30 September 2022 and 30 September 2021.

Note 25. Intangible assets (continued)

Impairment testing and results

Impairment testing is performed at least once a year, or whenever there is an indication of impairment, by comparing the recoverable amount of each CGU with the carrying amount. For assets other than goodwill management also assess whether there is any indication that an impairment loss recognised in prior periods may no longer exist or may have decreased. If any such indication exists, the recoverable amount of the asset is estimated. The primary test for recoverable amount is determined based on value-in-use which refers to the present value of expected cash flows under its current use. Fair value less costs to sell was also considered for those CGUs where value-in-use was lower than carrying value. In these cases, there was no change to the result of the impairment test.

During the year, a write-down of assets relating to the superannuation business was made in preparation for its exit. This included the write-off of all goodwill attributable to the business of $122 million as it was not expected to be recoverable. In addition, $55 million of goodwill attributable to Advance Asset Management Limited (Advance) has been reclassified to held for sale (refer to Note 38).

In the prior year, as a result of the annual impairment test in 2021, the Group recognised goodwill impairment of $487 million for the Group and the Parent Entity from the Westpac Institutional Bank (WIB) CGU. In addition, goodwill of $84 million (nil for Parent Entity) allocated to the Lenders Mortgage Insurance CGU was written down as impaired on reclassification of the business to held for sale (refer to Note 38).

Significant assumptions used in recoverable amount calculations

The assumptions made for goodwill impairment testing for each relevant significant CGU are provided in the following table and are based on past experience and management’s expectations for the future. In the current year and given the present economic environment, the Group has reassessed these assumptions and revised them where necessary in order to provide a reasonable estimate of the value-in-use of the CGUs and Group.

	Discount rate		Cash flows
	Post-tax rate/Pre-tax rate		Forecast period/terminal growth rate
	2022	2021	2022	2021
Westpac Institutional Bank	n/a / n/a	10.4% / 13.8%	n/a / n/a	5 years / 1.8%
New Zealand	9% / 11.5%-11.7%	9% / 12.2%	3 years / 2%	3 years / 2%
All other significant CGUs	9% / 11.6%-13%	9% / 12.5%	3 years / 2%	3 years / 2%

The Group discounts the projected cash flows by its adjusted pre-tax equity rate.

The cash flows used are based on management approved forecasts. These forecasts utilise information about current and future economic conditions, observable historical information and management expectations of future business performance. The terminal growth rate represents the growth rate applied to extrapolate cash flows beyond the forecast period and reflects the lower end of the RBA’s target long-term inflation rate band. For all CGUs tested, the recoverability of goodwill is not reliant on any one particular assumption. There are no reasonably possible changes in assumptions for any significant CGU that would result in an indication of impairment or have a material impact on the Group’s reported results.